EXHIBIT 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
          Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of ViaCell, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:
(1) the Company’s Form 10-Q for the period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Company’s Form 10-Q for the period ended June 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2006

/s/ Marc D. Beer
Marc D. Beer
Chief Executive Officer

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